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 SECURITIES AND EXCHANGE COMMISSION</TD>

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 Washington, D.C. 20549</TD>

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 FORM 8-K</TD>

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 CURRENT REPORT</TD>

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 Pursuant to Section 13 or 15(d) of the</TD>

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 Securities Exchange Act of 1934</TD>

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<U> Date of Report (Date of earliest event reported): January 23, 2002 (January 22, 2002)</U></TD>

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 SEQUA CORPORATION</TD>

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 (Exact name of registrant as specified in its charter)</TD>

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 Delaware                                1-804                                  13-1885030</TD>

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 (State or other jurisdiction               (Commission                           (I.R.S. Employer</TD>

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 of incorporation)                          File Number)Identification No.)</TD>

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 200 Park Avenue, New York, New York                                              10166</TD>

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 (Address of principal executive offices)                                                (Zip Code)</TD>

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 Registrant's telephone number, including area code <U>(212) 986-5500</U></TD>

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 None</TD>

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 (Former name or former address, if changed since last report.)</TD>

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  

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 Item 5.         <U>Other Events</U>.

 Registrant's press release dated January 22, 2002 is filed herewith as Exhibit 20 and is incorporated herein by reference.</TD>

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 Item 7          <U>Financial Statements and Exhibits</U>.</TD>

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                 (c)     Exhibits. The following exhibit is filed herewith and incorporated herein by reference: </TD>

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                 20.     Press release of Registrant dated January 22, 2002.</TD>

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 SIGNATURE</TD>

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 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.</TD>

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 SEQUA CORPORATION</TD>

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                                            By:____<U>/s/ Howard M. Leitner</U></TD>

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                                                Howard M. Leitner

                                               Chief Financial Officer</TD>

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 Dated: January 23, 2002</TD>

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